UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2023

AVANOS MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36440	46-4987888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5405 Windward Parkway
Suite 100 South
Alpharetta,	Georgia	30004
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (844) 428-2667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock - $0.01 Par Value	AVNS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On October 2, 2023, Avanos Medical, Inc. (the “Company”): (i) entered into the First Amendment to Purchase Agreement (the “Purchase Agreement Amendment”) relating to the Purchase Agreement dated as of June 7, 2023 (the “Purchase Agreement” and, as amended by the Purchase Agreement Amendment, the “Amended Purchase Agreement”) by and among the Company, certain of the Company’s affiliates and SunMed Group Holdings, LLC (“Buyer”) and (ii) completed the transaction contemplated by the Amended Purchase Agreement. Pursuant to the Amended Purchase Agreement, the Company sold to Buyer substantially all of the assets primarily relating to or primarily used in the Company’s Respiratory Health (“RH”) business (the “Divestiture”). In accordance with the Amended Purchase Agreement, the total purchase price paid by Buyer in connection with the Divestiture was $110 million in cash at the closing, subject to certain adjustments as provided in the Amended Purchase Agreement based on the indebtedness and inventory transferred to Buyer at the closing and the chargebacks assumed by Buyer but that would otherwise have been payable by the Company and its subsidiaries on or after October 2, 2023 to distributors of the Company’s RH products located in the United States.
The foregoing description of the Divestiture, the Purchase Agreement, the Purchase Agreement Amendment and the Amended Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of: (i) the Purchase Agreement, which was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 and is incorporated by reference herein and (ii) the Purchase Agreement Amendment, which is filed herewith as Exhibit 2.2 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits
(d)Exhibits.

Exhibit No.	Description
2.1*
Purchase Agreement dated as of June 7, 2023 by and among Avanos Medical, Inc., the other Sellers party thereto and SunMed Group Holdings, LLC, incorporated by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed on August 9, 2023

2.2*	First Amendment to Purchase Agreement dated as of October 2, 2023 by and between Avanos Medical, Inc. and SunMed Group Holdings, LLC
104	Cover Page Interactive Data File (embedded within the inline XBRL document)
*Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any such omitted schedule to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANOS MEDICAL, INC.

Date:	October 2, 2023	By:	/s/ Mojirade James
Mojirade James Senior Vice President and General Counsel